Equity One, Inc.
Supplemental Information Package

March 31, 2001

Equity One, Inc. 1696 N.E. Miami Gardens Drive North Miami Beach, FL 33179 Tel: (305) 947-1664 Fax: (305) 947-1734

Equity One, Inc.
Supplemental Information
March 31, 2001

TABLE OF CONTENTS Page
1. Summary Operating Information 1
2. Summary Balance Sheet Information 2
3. Consolidated Statement of Earnings 3
4. Consolidated Statement of Funds from Operations 4
5. Condensed Consolidated Balance Sheet 5
6. Summary of Mortgage Debt 6
7. Property Status Report 7
8. Real Estate Developments and Other Activity 8
9. Tenant Concentration Schedule 9
10. Lease Expiration Schedule 10
11. Stock Price and Volume Statistics 11
Forward Looking Statements.

"Certain information contained in this Supplemental Information Package may contain forward-looking statements regarding company and property performance within the meaning of the Private securities Litigation Reform Act of 1995. Future results could vary materially from actual results depending on risks and uncertainties inherent in general and local real estate conditions, or competitive factors specific to the markets in which the Company operates. The Company assumes no obligation to update this information. For more details, please refer to Equity One's SEC filings, including the most recent report on Form 10-K and on Form 10-Q."

Equity One, Inc.
Summary Operating Information
as of March 31, 2001
(in thousands, except per share data)

	3 Months Ended
	Mar 31, 2001	Mar 31, 2000

Fully Diluted Funds from Operations
per Share	$ 0.33	$ 0.32

Total Dividends Paid per Share	$ 0.26	$ 0.26

Dividend / FFO Payout Ratio	78.8%	81.3%

Weighted Average Shares Outstanding
Basic	12,706	11,299
Diluted	13,232	11,479

EBITDA	$ 6,376	$ 5,353

Interest Expense and
Financing Fee Amortization	$ 2,082	$ 1,726

EBITDA Interest Coverage Ratio	3.1	3.1

EBITDA Margin (EBITDA/Total Revenues)	64.9%	66.0%

Property Net Operating Income (NOI)
Total Rental Income	$ 9,165	$ 8,034
Operating Expenses (1)	2,733	2,178
Net Operating Income	$ 6,432	$ 5,856

NOI Margin (NOI/Total Rental Income)	70.2%	72.9%

Same Property NOI
Total Rental Income	$ 8,397	$ 8,034
Operating Expenses	2,418	2,365
Net Operating Income	$ 5,979	$ 5,669

Growth in Same Property NOI	5.5%

General & Administrative Expenses	$ 718	$ 573
as % of Total Revenues	7.3%	7.1%
(1)	Net of intercompany expenses which have been eliminated.

Equity One, Inc.
Summary Balance Sheet Information
as of March 31, 2001
(in thousands, except per share data)

	Mar 31, 2001	Dec 31, 2000

Closing Market Price	$ 10.490	$ 9.875
Dividend Yield (based on current annualized dividend)	9.91%	10.53%

Book Value per share (fully diluted, end of period)	$ 7.845	$ 7.933

Liquidity
Cash and Cash Equivalents	$ 783	$ 322
Line of Credit
Gross Available under Fully Authorized Line (1)	$ 20,641	$ 20,641
Outstanding Balance	3,772	4,243
Holdback for Letters of Credit	1,114	1,580
Escrowed for Tax and Insurance	440	440
Net Available under Line of Credit	$ 15,314	$ 14,378

Equity Capitalization (end of period)
Common Stock (in thousands)
Common Stock Outstanding Shares	12,800.746	12,799.481
Unvested Restricted Shares	159.354	79.820
Operating Partnership Units	261.850	261.850
Common Stock Options (Treasury Method, closing stock price)	50.887	0.000
Fully Diluted Common Stock	13,272.837	13,141.151

Net Debt (adjusted for Cash and Escrowed Loan Proceeds)	$ 124,175	$ 121,323
Equity Market Capitalization (fully diluted, end of period)	139,232	129,769
Total Market Capitalization	$ 263,407	$ 251,092

Debt to Total Market Capitalization	47.1%	48.3%

Gross Real Estate Investments	$ 247,444	$ 243,062
- Accumulated Depreciation	(17,044)	(15,836)
Net Real Estate Investments	$ 230,400	$ 227,226

Debt to Gross Real Estate Investment	50.2%	49.9%

Fixed Rate Mortgage Debt	$ 125,540	$ 121,675
Variable Rate Debt	3,772	4,243
Total Debt	$ 129,312	$ 125,918

% Fixed Rate Debt	97.1%	96.6%
% Variable Rate Debt	2.9%	3.4%
Weighted-average Interest Rate on Fixed Rate Debt	7.47%	7.48%
(1)	Increases in the borrowing limit are subject to the posting of additional collateral.

Equity One, Inc.
Consolidated Statement of Earnings
as of March 31, 2001
(in thousands, except per share data)

	3 Months Ended
	Mar 31, 2001	Mar 31, 2000

Revenues
Income from Rental Properties
Minimum Rental	$ 7,044	$ 6,107
Expense Recoveries	1,816	1,673
Percentage Rent Payments	305	254
Total Rental Income	$ 9,165	$ 8,034
Gain on Sale of Real Estate	0	0
Gain on Sale of Securities	0	0
Management Fee Income	526	31
Dividend & Interest Income	136	39
Total Revenues	$ 9,827	$ 8,104

Expenses
Operating Expenses	$ 2,733	$ 2,178
Depreciation & Amortization	1,220	980
Interest Expense & Fee Amortization	2,082	1,726
General & Administrative	718	573
Minority Interest	0	24
Total Expenses	$ 6,753	$ 5,481

Net Income
Earnings from Operations	$ 3,074	$ 2,623
Gain on Sale of Real Estate	0	0
Gain on Sale of Securities	0	0
Extraordinary Item	0	0
Total Net Income	$ 3,074	$ 2,623

Per Share
Basic
Earnings from Operations	$ 0.24	$ 0.23
Gain on Sale of Real Estate	0.00	0.00
Gain on Sale of Securities	0.00	0.00
Extraordinary Item	0.00	0.00
Total Basic Earnings	$ 0.24	$ 0.23

Diluted
Earnings from Operations	$ 0.23	$ 0.23
Gain on Sale of Real Estate	0.00	0.00
Gain on Sale of Securities	0.00	0.00
Extraordinary Item	0.00	0.00
Total Diluted Earnings	$ 0.23	$ 0.23

Weighted Average Shares Outstanding
Basic	12,706	11,299
Diluted	13,232	11,479

Equity One, Inc.
Consolidated Statement of Funds from Operations
as of March 31, 2001
(in thousands, except per share data)

	3 Months Ended
	Mar 31, 2001	Mar 31, 2000

Net Income from Operations	$ 3,074	$ 2,623

Depreciation of Real Estate	1,195	961
Amortization of Capitalized Leasing Fees	21	26
Interest on Convertible Partnership Units	64	0
Minority Interest	0	24

Funds from Operations	$ 4,354	$ 3,634
Increase	19.8%

FFO per share (diluted)	$ 0.33	$ 0.32
Increase	3.1%

Adjusted Funds from Operations (AFFO)

Funds from Operations	$ 4,354	$ 3,634
less:
Straight Line Rent Adjustment	$ 32	$ 32

Recurring Capital Expenditures
Tenant Improvements	46	31
Leasing Commissions and Fees	49	111
Other Capital Expenditures	48	222
Total Recurring Capital Expenditures	$ 143	$ 364

Adjusted Funds from Operations	$ 4,179	$ 3,238
Increase	29.1%

AFFO per share (diluted)	$ 0.32	$ 0.28
Increase	12.0%

Mortgage Principal Payments	$ 835	$ 675

Weighted Average Diluted Shares	13,232	11,479

Equity One, Inc.
Condensed Consolidated Balance Sheet
as of March 31, 2001
(in thousands, except per share data)

	Mar 31, 2001	Dec 31, 2000

Assets
Rental Properties and Developments
Land, Buildings and Equipment	$ 219,932	$ 216,698
Building Improvements	9,263	8,228
Land Held for Development	10,977	11,008
Construction in Progress	7,272	7,128
Subtotal	247,444	243,062
Less: Accumulated Depreciation	(17,044)	(15,836)
Rental Properties and Developments, Net	230,400	227,226

Cash and Cash Equivalents	783	322
Restricted Cash	4,356	4,273
Securities Available for Sale	1,564	1,403
Accounts and Other Receivables, Net	913	2,234
Due from Related Parties	12	47
Deposits	1,505	822
Prepaid and Other Assets	1,185	667
Deferred Expenses, Net	1,401	1,404
Goodwill, Net	631	644

Total Assets	$ 242,750	$ 239,042

Liabilities and Shareholders' Equity
Liabilities
Mortgage Notes Payable	$ 125,540	$ 121,675
Credit Agreement	3,772	4,243
Accounts Payable and Accrued Expenses	3,067	2,857
Tenant Security Deposits	1,666	1,476
Deferred Rental Income	709	662
Minority Interest in Equity of Consolidated Subsidiary	3,869	3,875
Total Liabilities	138,623	134,788

Shareholders' Equity
Common Stock, $0.01 par value	129	128
Additional Paid-in Capital	106,171	105,368
Retained Earnings	131	423
Accumulated Other Comprehensive Income	(150)	(311)
Unamortized Restricted Stock Compensation	(1,609)	(809)
Note Receivable from Issuance of Common Stock	(545)	(545)
Total Shareholders' Equity	104,127	104,254

Total Liabilities and Shareholders' Equity	$ 242,750	$ 239,042

Equity One, Inc.
Summary of Mortgage Debt
as of March 31, 2001
(in thousands)

		Loan Closing/ Refinanc-ing Date (1)	Original Loan Amount (2)			Amorti- zation Period
				Maturity Date	Loan Term (3)			Mar 31, 2001 Balance
Property							Rate (4)
	Atlantic Village	10/30/98	$ 5,000	11/01/18	20	20	6.850%	$ 4,704
	Bird Ludlum (5)	02/19/97	13,400	02/15/15	18	18	7.680%	11,743
	Commonwealth	02/15/98	3,300	02/15/08	10	20	7.000%	3,039
	Eustis Square	10/22/93	5,942	07/01/02	9	25	9.000%	4,658
	Forest Edge	05/01/96	2,099	10/01/02	6	14	6.900%	1,721
	Forest Village	03/08/01	4,700	04/01/11	10	30	7.270%	4,700
	Ft. Caroline	03/29/95	2,500	03/01/09	14	20	9.350%	2,156
	Lake Mary (6)	11/09/95	13,423	12/01/10	15	20	7.850%	10,141
	Lantana	02/19/98	4,400	02/15/05	7	20	6.950%	4,050
	Mariners Crossing	09/01/00	3,516	03/01/08	8	30	7.080%	3,496
	Oak Hill	12/07/95	2,500	01/01/06	10	20	7.625%	2,163
	Park Promenade	01/31/00	6,500	02/01/10	10	30	8.100%	6,448
	Pine Island/Ridge Plaza	08/01/99	26,234	07/01/08	9	30	6.910%	25,804
	Plaza del Rey	08/01/96	3,050	09/01/11	15	15	8.125%	2,484
	Pointe Royale	07/28/95	6,000	07/15/10	15	20	7.950%	5,123
	Shoppes of North Port	12/05/00	4,370	09/01/10	10	23	6.650%	4,350
	Shops at Skylake	07/06/00	16,350	08/01/10	10	25	7.650%	16,220
	Summerlin Square	01/25/99	5,000	02/01/14	15	15	6.750%	4,569
	Walden Woods	01/01/99	2,835	08/01/06	8	15	7.875%	2,659
	West Lake (7)	05/22/97	5,902	06/01/16	19	20	7.875%	5,312
	Sub-total (Fixed Rate Debt)		$ 137,021					$ 125,540
	7.70 years weighted-average life
	7.475% weighted-average fixed rate

	Line of Credit (8)	02/04/99	$ 35,000	02/04/02	3	NA	L+225	$ 3,772

	Total Mortgage Debt							$ 129,312

	Maturity Schedule by Year	Scheduled Amorti-zation	Balloon Payments (9)
				Total
	2001	2,614	0	2,614
	2002	3,581	9,684	13,265	(includes current balance on the Line of Credit)
	2003	3,636	0	3,636
	2004	3,913	0	3,913
	2005	4,072	3,498	7,570
	2006	4,203	3,784	7,987
	2007	4,451	0	4,451
	2008	4,355	28,474	32,829
	2009	4,294	1,280	5,574
	2010	3,965	27,180	31,145
	Thereafter	12,038	4,290	16,328
	Total	$ 51,122	$ 78,190	$ 129,312
(1)	The more recent of the loan closing/assumption date and the date of any subsequent additional funding.
(2)	The principal amount on the loan closing/assumption date, adjusted to reflect any subsequent additional funding.
(3)	The term in years from the more recent of the loan closing/assumption date or the date of any subsequent additional funding.
(4)	The fixed rate in effect on March 31, 2001.
(5)	On 2/19/97, the amortized loan balance of $13,191 (on an original loan of $14,000 on 8/11/94) was increased to $13,400.
(6)	On 12/13/00, an additional paydown of $1,450 was made to the lender on account of the General Cinema termination payment.
(7)	On 5/22/97, the amortized loan balance of $5,422 (on an original loan of $5,491 on 10/1/96) was increased to $5,902.
(8)	The $35,000 Line was authorized to $20,641 as of March 31, 2001, with increases subject to the posting of additional collateral.
	The Line is secured by Mandarin Landing and Mini-storage, Skylake Phase III land, the EQY Building, Beauclerc Village and East Bay Plaza.
(9)	Represents the entire principal balance of a maturing loan on the maturity date.

Equity One, Inc.
Property Status Report
as of March 31, 2001

		Year Built or Acquired	Total Square Footage	Percent Occupied			Supermarket Anchor
					# of Tenants		SquareFeet	Name Exp Date		Average Base Rent per Occ SF
Property	City				Occp'd	Va- cant			Other Major Tenants

NORTH FLORIDA (9)

Atlantic Village	Atlantic Beach	1995 A	100,559	96.2%	24	1	39,795	Publix	Jo-Ann Fabrics, Rent Way,	$ 9.89
								(10/31/08)	Dollar Tree

Beauclerc Village	Jacksonville	1998 A	71,127	56.6%	8	4			Big Lots, Walgreens*,	6.69
									Pizza Hut

Commonwealth	Jacksonville	1994 A	81,467	95.2%	15	2	48,997	Winn-Dixie	Rent-A-Center, Pizza Hut,	7.97
								(2/28/18)	Subway

Ft. Caroline	Jacksonville	1994 A	74,546	92.7%	9	4	45,500	Winn-Dixie	Eckerds*, McDonalds	7.15
								(5/31/15)

Forest Village	Tallahassee	2000 B	71,526	93.3%	16	1	37,866	Publix	Video Warehouse, Waffle House	9.73
								(4/30/20)

Losco	Jacksonville	2000 B	8,700	63.2%	5	2	Winn Dixie			18.96
							(not owned by EQY)

Mandarin Landing	Jacksonville	1999 A	141,565	99.2%	36	1	34,400	Publix	Office Depot, Aqua Zoo, Eckerds	8.77
								(2/14/02)

Monument Point	Jacksonville	1997 A	75,128	100.0%	14	0	46,772	Winn-Dixie	Eckerds, Hallmark	6.48
								(3/27/05)

Oak Hill	Jacksonville	1995 A	78,492	92.0%	16	3	39,795	Publix	Walgreens* (Bonus Dollar)	6.30
								(5/11/05)

CENTRAL FLORIDA (5)

Eustis Square	Eustis	1993 A	126,791	94.1%	21	7	38,520	Publix	GNC, Walgreens* (Bealls Outlet)	6.81
								(11/30/04)	Walmart, Dollar Tree

Forest Edge	Orlando	1996 A	68,631	100.0%	12	0	42,075	Winn-Dixie	Autozone, Rent-A-Center	7.00
								(8/8/07)

Lake Mary	Orlando	1995 A	303,500	97.4%	58	4	63,139	Albertson's	K-Mart, Sun Star Theatres, Chili's,	11.17
								(6/30/12)	Burger King, NationsBank

Park Promenade	Orlando	1999 A	125,818	100.0%	28	0	55,000	Publix	Blockbuster, Radio Shack, Orange	9.17
								(2/9/07)	County Library, Goodwill, KFC

Walden Woods	Plant City	1999 A	75,336	98.7%	10	1	46,636	Winn-Dixie*	Walgreens	6.57
								(11/30/08)

FLORIDA WEST COAST (4)

East Bay Plaza	Largo	1993 A	85,426	80.2%	17	6	Albertson's		Hollywood Video, Scotty's*,	$ 7.61
							(not owned by EQY)		Mail Boxes, Etc.

Mariners Crossing	Spring Hill	2000 A	85,507	100.0%	15	0	48,315	Kash 'N Karry	Movie Gallery, Dollar General,	7.92
								(4/30/20)	Play it Again Sports

Shoppes of North Port	North Port	2000 A	84,705	100.0%	22	0	48,890	Publix	Beall's Outlet, GNC, Subway	9.26
								(12/11/11)

Summerlin Square	Fort Myers	1998 A	109,156	94.1%	23	4	45,500	Winn-Dixie	Eckerds, Perkins, Mobil Oil,	10.24
								(6/4/06)	Century 21

SOUTH FLORIDA (8)

Bird Ludlum	Miami	1994 A	192,282	95.5%	48	5	44,400	Winn-Dixie	McDonalds, Blockbuster, Eckerds,	13.51
								(12/31/07)	Bank of America, Vision Works, Radio Shack

Lantana Village	Lantana	1998 A	176,110	98.0%	25	2	39,473	Winn-Dixie	K-Mart, Family Dollar, Subway,	6.26
								(2/15/11)	Denny's, Burger King, GNC

Pine Island	Davie	1999 A	254,907	100.0%	48	0	39,943	Publix	Home Depot Expo, Bealls Outlet,	8.97
								(11/30/13)	Radio Shack, Rite Aid, KFC

Plaza Del Rey	Miami	1991 A	50,146	100.0%	21	0			Navarro Pharmacy, Discount Auto,	12.70
									Rent-A-Center

Point Royale	Miami	1995 A	209,863	93.4%	25	3	45,350	Winn-Dixie	Best Buy, Eckerd's, Dollar Tree,	6.29
								(2/18/11)	Hollywood Video, Pizza Hut

Ridge Plaza	Davie	1999 A	155,204	94.0%	26	2	see Pine Island		AMC Theater, Kabooms, Republic	8.59
									Security Bank, Uncle Funny's

Shops at Skylake	North	1997 A	174,199	95.9%	39	6	51,420	Publix	Radio Shack, Blockbuster, First	15.10
	Miami Beach	1999-2000 B						(7/31/19)	Union, Goodwill, Washington Mutual

West Lakes Plaza	Miami	1996 A	100,747	100.0%	27	0	46,216	Winn-Dixie	Navarro Pharmacy, Rent A Center,	10.50
								(10/31/16)	Lady of America Fitness, GNC

TOTAL SHOPPING CENTERS (26)			3,081,438	95.4%	608	58	948,002			$ 9.21

OTHER COMMERCIAL PROPERTIES (3)

El Novillo	Miami Beach	1988 A	10,000	100.0%	1	0			Jumbo Buffet	$ 13.67

Epsilon	W. Palm Beach	1995 A	18,707	100.0%	5	0			Fat Tuesday's, Jester.com	14.30

EQY Building	Miami Beach	1991 A	28,780	75.7%	10	1			Gambro, South Beach Medical	15.87

TOTAL SHOPPING CTRS & COMMERCIAL PPTYS (29)			3,138,925	95.3%	624	59	948,002			$ 9.31

Mandarin Mini-storage	Jacksonville	1994 A	52,880	95.1%	508	26				NA

Montclair Apartments	Miami Beach	1998 A	9,375	95.0%	19	1				NA

GRAND TOTAL (31)			3,201,180		1,151	86	948,002

* Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).

Equity One, Inc.
Real Estate Development Activity and Other Holdings
as of March 31, 2001

1)	Shops at Skylake
North Miami Beach, Florida

An incremental 24,000 square feet has been completed as of March 31, 2001, bringing total square footage to 174,199 square feet.
The new space has been fully leased to two tenants.
This new construction is reflected on the March 31, 2001 Property Status Report.

2)	Lake Mary Shopping Center
Lake Mary, Florida

Initial design work has commenced on a 45,000 square foot addition which will house a fitness center (lease is signed), as well as several other in-line tenants. This addition is not reflected on the March 31, 2001 Property Status Report.

3)	Coral Way, South East
Miami, Florida

A site plan for the 10-acre parcel at the southeast corner of Coral Way and S.W. 147 Avenue in Miami has received preliminary approval from a major supermarket. Equity One holds an option to purchase this parcel. This new development is not reflected on the March 31, 2001 Property Status Report.

4)	Pompano Beach
Pompano Beach, FL

On January 31, 2001, Equity One closed on a $2.9 million acquisition of a retail property consisting of a vacant 75,000 square foot former Mervyns department store on a parcel of land totaling 10 acres, located adjacent to the Pompano Fashion Mall in Pompano Beach, Florida. Subsequent to the closing, we executed a 10-year ground lease agreement with Lowe's Cos., and granted Lowe's an option to purchase the property, which they may exercise any time between November 1, 2002 and February 1, 2003. This property is not reflected on the March 31, 2001 Property Status Report.

Equity One, Inc.
Shopping Center & Commercial Property Tenant Concentration Schedule
as of March 31, 2001

Tenant	Number Of Stores	Square Feet	% of Total Square Feet	Annualized Minimum Rent	% of Total Annualized Minimum Rent	Average Minimum Rent

Top Ten Tenants

Winn Dixie	10	450,919	14.4%	$ 2,844,985	10.2%	$ 6.31
Publix	9	385,629	12.3%	2,698,676	9.7%	7.00
K Mart	2	171,289	5.5%	814,754	2.9%	4.76
Albertsons	1	63,139	2.0%	568,251	2.0%	9.00
Eckerd	6	59,424	1.9%	480,886	1.7%	8.09
AMC Theatre	1	27,000	0.9%	378,000	1.4%	14.00
Best Buy	1	91,472	2.9%	388,756	1.4%	4.25
Walgreens	4	46,193	1.5%	361,082	1.3%	7.82
Home Depot Expo	1	86,156	2.7%	323,085	1.2%	3.75
Kash N' Karry	1	48,315	1.5%	321,344	1.2%	6.65

Sub-total Top Ten Tenants	36	1,429,536	45.5%	$ 9,179,818	33.0%	$ 6.42

Remaining Tenants	588	1,560,687	49.7%	18,659,514	67.0%	11.96

Sub-total All Tenants	624	2,990,223	95.3%	$ 27,839,333	100.0%	$ 9.31

Vacant	59	148,702	4.7%	0	0.0%	0.00

Total including Vacant	683	3,138,925	100.0%	$ 27,839,333	100.0%	$ 8.87

Equity One, Inc.
Shopping Center and Commercial Property Lease Expiration Schedule
as of March 31, 2001

	Date	Number of Tenants (1)	Square Feet	Percent Of Total Square Feet	Annualized Minimum Rent at Expiration (2)	Percent Of Total Annualized Minimum Rent	Average Annual Minimum Rent per Square Foot

	M-T-M	7	8,966	0.3%	$ 95,384	0.3%	$ 10.64
	2001	88	184,072	5.9%	1,996,794	6.8%	10.85
	2002	112	258,768	8.2%	2,869,278	9.8%	11.09
	2003	122	237,839	7.6%	3,277,366	11.2%	13.78
	2004	95	306,206	9.8%	3,231,229	11.1%	10.55
	2005	87	337,341	10.7%	3,459,501	11.8%	10.26
	2006	40	265,370	8.5%	2,695,285	9.2%	10.16
	2007	15	204,939	6.5%	2,041,182	7.0%	9.96
	2008	11	131,652	4.2%	1,266,969	4.3%	9.62
	2009	6	68,870	2.2%	929,891	3.2%	13.50
	2010	8	124,650	4.0%	805,967	2.8%	6.47
	Thereafter	28	861,550	27.4%	6,533,399	22.4%	7.58

	Sub-total / Average	619	2,990,223	95.3%	$ 29,202,246	100.0%	$ 9.77

	Vacant	59	148,702	4.7%	0	NA	NA

	Total / Average	678	3,138,925	100.0%	$ 29,202,246	100.0%	$ 9.31
(1)	Includes 5 tenants who use 0 square feet but pay rent under various usage agreements.
	Excludes 5 tenants who use 0 square feet and do not pay rent, but make certain other payments (i.e. CAM or RE Tax).
(2)	Includes the rent from 5 tenants who use 0 square feet but pay rent under various usage agreements.

Equity One, Inc.
Stock Price and Volume Statistics *
as of March 31, 2001